                                                                                                                         Item 7
                                                                                                                         Exhibit 23

                            CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting parts of the Registration Statements on Form S-8 (Numbers 33-36798, 33-53685, 33-
54197, 333-56683 and 333-57221) and on Form S-3 (Number 33-58810) of Potomac
Electric Power Company of our report dated January 19, 2001 contained in Exhibit 99 of the Current Report on Form 8-K of Potomac Electric Power Company dated January 25,
2001.

/S/  PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Washington, D.C.
January 25, 2001